Aston Funds

(the “Trust”)

ASTON Small Cap Fund (the “Fund”)

Supplement dated August 25, 2016

to the Prospectus dated February 29, 2016, as supplemented May 6, 2016 and July 28, 2016

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus. Keep it for future reference.

UPDATE REGARDING CHANGE IN SUBADVISER AND AMENDMENTS TO CERTAIN

FUNDAMENTAL INVESTMENT RESTRICTIONS

At a meeting of shareholders of the Fund held on June 3, 2016, as adjourned to June 30, 2016, shareholders of the Fund voted to (1) approve a new subadvisory agreement between Aston Asset Management, LLC and GW&K Investment Management, LLC with respect to the Fund, and (2) amend the fundamental investment restrictions of the Fund with respect to (a) borrowing and issuing senior securities and (b) lending. The new subadvisory agreement and the amended fundamental investment restrictions became effective on June 30, 2016.

For more information, please call Aston Funds: 800-992-8151 or visit our website at www.astonfunds.com.

SUP PRO ASTON SC 0816

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Aston Funds

(the “Trust”)

ASTON Small Cap Fund (the “Fund”)

Supplement dated August 25, 2016

to the Statement of Additional Information dated February 29, 2016,

as supplemented April 1, 2016, May 6, 2016 and July 28, 2016

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the Statement of Additional Information and should be retained and read in conjunction with the Statement of Additional Information. Keep it for future reference.

UPDATE REGARDING CHANGE IN SUBADVISER AND AMENDMENTS TO CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

At a meeting of shareholders of the Fund held on June 3, 2016, as adjourned to June 30, 2016, shareholders of the Fund voted to (1) approve a new subadvisory agreement between Aston Asset Management, LLC and GW&K Investment Management, LLC with respect to the Fund, and (2) amend the fundamental investment restrictions of the Fund with respect to (a) borrowing and issuing senior securities and (b) lending. The new subadvisory agreement and the amended fundamental investment restrictions became effective on June 30, 2016.

In the “Investment Advisory and Other Services” section of the Statement of Additional Information, the heading and first five paragraphs of the “Change in Subadviser, Change in Fund Name and Proposed Reorganization” sub-section are deleted in their entirety and replaced with the following:

Subadviser

Under the Subadvisory Agreement between Aston and GW&K Investment Management, LLC (“GW&K” or the “Subadviser”) for the Fund, GW&K manages the portfolio of the Fund, selects investments and places all orders for purchases and sales of the Fund’s securities, subject to the general oversight of the Board and the Adviser. GW&K is located at 222 Berkeley Street, Boston, Massachusetts 02116. AMG holds an indirect, majority equity interest in GW&K.

The Subadvisory Agreement provides that neither the Subadviser nor any of its officers, directors, employees, agents or legal representatives shall be liable for any error of judgment, mistake of law, or for any loss suffered by the Fund, its shareholders, Aston, or Aston’s officers, directors, employees, agents or legal representatives in connection with the Subadvisory agreement, except by reason of the Subadviser’s willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of the Subadviser’s reckless disregard of its obligations and duties under the Subadvisory Agreement.

For the services provided pursuant to the Subadvisory Agreement, Aston pays the Subadviser a fee computed daily and payable monthly.

A discussion regarding the Board’s basis for continuing the Investment Advisory Agreement for the Fund will be available in the Fund’s next annual or semi-annual shareholder report. A discussion regarding the Board’s basis for approving the Subadvisory Agreement for the Fund is available in the Fund’s semi-annual report to shareholders for the period ended April 30, 2016.

In addition, in the “Investment Restrictions” section of the Statement of Additional Information, the Fund’s fundamental investment restrictions, including any related explanatory notes, are deleted in their entirety and replaced with the following:

The Fund may not:

(1)

Purchase or sell real estate (but this restriction shall not prevent the Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate), interests in oil, gas and/or mineral exploration or development programs or leases.

(2)

Purchase the securities of issuers conducting their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if immediately after such purchase the value of the Fund’s investments in such industry would exceed 25% of the value of the total assets of the Fund.

(3)	Act as an underwriter of securities, except that, in connection with the disposition of a security, the Fund may be deemed to be an “underwriter” as that term is defined in the 1933 Act.

(4)

As to 75% of the total assets of the Fund, purchase the securities of any one issuer (other than securities issued by the U.S. government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in securities of such issuer.

(5)	Invest more than 5% of its total assets in securities of companies less than three years old. Such three-year periods shall include the operation of any predecessor trust or companies.

(6)	Purchase or sell commodities or commodity contracts, except that the Fund may enter into futures contracts and options thereon in accordance with the Fund’s investment objective and policies.

(7)	Make investments in securities for the purpose of exercising control.

(8)	Purchase the securities of any one issuer if, immediately after such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer.

(9)

Sell securities short or purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by the Fund for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin.

(10)	Invest in puts, calls, straddles or combinations thereof, except to the extent disclosed in the SAI.

The Fund may:

(11)

Borrow money and issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

(12)

Lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

With respect to limitation (6) above, such limitation should not be deemed to prohibit investments in forwards, swaps or other instruments that were not deemed “commodity interests” prior to July 21, 2010.

Unless otherwise indicated, the percentage limitations contained in the Fund’s fundamental investment restrictions apply on an ongoing basis and not simply at the time a security is purchased.

In addition, in the “Investment Objective, Strategies and Risk Considerations” section of the Statement of Additional Information, the sub-section entitled “Borrowing” is deleted and replaced with the following:

Borrowing

Under the 1940 Act, the Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the Securities and Exchange Commission (“SEC”) may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. In addition, the Fund may borrow up to 33 1/3% of its total assets through an interfund lending program with other eligible funds in the AMG Fund Complex (as further described below). The 1940 Act also permits an open-end investment company to borrow money from a bank or other person provided that such loan is for temporary purposes only and is in an amount not exceeding 5% of the value of the investment company’s total assets at the time when the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Typically, the Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. The Trust, on behalf of the Fund, may enter into a master interfund lending agreement that would allow the Fund to borrow, for temporary purposes only, from other eligible funds in the AMG Fund Complex, subject to the Fund’s fundamental investment restrictions and provided such borrowings do not exceed the amount permitted by Section 18 of the 1940 Act, and the rules and regulations thereunder, as modified by the below mentioned and any other applicable exemptive order or other relief. Please see “Interfund Lending” below for more information. If the Fund’s asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings even though it may be disadvantageous at that time from an investment point of view. The Fund will incur costs when it borrows, including payment of interest and any fee necessary to maintain a line of credit, and may be required to maintain a minimum average balance. If the Fund is permitted to borrow money to take advantage of investment opportunities, if the income and appreciation on assets acquired with such borrowed funds exceed their borrowing cost, the Fund’s investment performance will increase, whereas if the income and appreciation on assets acquired with borrowed funds are less than their borrowing costs, investment performance will decrease. In addition, if the Fund borrows to invest in securities, any investment gains made on the securities in excess of the costs of the borrowing, and any gain or loss on hedging, will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund’s shares will decrease faster than would otherwise be the case. This speculative characteristic is known as “leverage.”

Finally, in the “Investment Objective, Strategies and Risk Considerations” section of the Statement of Additional Information, the following new sub-section entitled “Interfund Lending” is added after the sub-section entitled “Illiquid Securities”:

Interfund Lending

To satisfy redemption requests or to cover unanticipated cash shortfalls (due to “sales fails” or other factors), the Fund may enter into a master interfund lending agreement (“Interfund Lending Agreement”) under which the Fund would lend money and borrow money for temporary purposes directly to and from another eligible fund in the AMG Fund Complex through a credit facility (each an “Interfund Loan”), subject to meeting the conditions of an SEC exemptive order permitting such interfund lending. The Fund may not borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act, and the rules and regulations thereunder, as modified by the above mentioned and any other applicable SEC exemptive order or other relief, or the amount permitted by its fundamental investment restrictions. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments either directly or through a money market fund.

If the Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

The Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another eligible fund in the AMG Fund Complex, the Fund’s Interfund Loan will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If the Fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility only on a secured basis. The Fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act or the Fund’s fundamental investment restrictions.

The Fund may not lend to another eligible fund in the AMG Fund Complex through the interfund lending credit facility if the Interfund Loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund’s current net assets at the time of the Interfund Loan. The Fund’s Interfund Loans to any one fund shall not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event may the duration exceed seven days. Interfund Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When the Fund borrows money from another fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.

For more information, please call Aston Funds: 800-992-8151 or visit our website at

www.astonfunds.com.

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